      As filed with the Securities and Exchange Commission on May 23, 2005

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 23, 2005

                                MONSANTO COMPANY
               (Exact Name of Registrant as Specified in Charter)

           Delaware                 001-16167                 43-1878297
  (State of Incorporation)  (Commission File Number)        (IRS Employer
                                                         Identification No.)

                           800 North Lindbergh Blvd.,
                               St. Louis, MO 63167
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d.-2(b))

[ ] Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

In this report, Monsanto Company ("Monsanto" or "the company") is providing certain recasted consolidated financial information to reflect that the operations of its environmental technologies businesses are now being treated as discontinued operations.

In second quarter 2005, the company committed to a plan to sell its environmental technologies businesses that met the "held for sale" criteria under SFAS No. 144 (SFAS 144), Accounting for the Impairment or Disposal of Long-Lived Assets. The environmental technologies businesses provide engineering, procurement and construction management services, and sell proprietary equipment and process technologies. The company has determined that these businesses are no longer consistent with its strategic business goals. In April 2005, the company announced that it signed a non-binding letter of intent to sell the environmental technologies businesses to the management of such businesses in a management buyout. The parties are negotiating a definitive agreement for the transaction, which is targeted to close by the end of fiscal year 2005.

On Jan. 1, 2002, we adopted the provisions of SFAS 144. SFAS 144 addresses financial accounting and reporting for the disposal of long-lived assets. In accordance with SFAS 144, in a period in which a component of an entity either has been disposed of or is classified as held for sale, the income statement of a business enterprise for current and prior periods shall report the results of operations of the component in discontinued operations. Therefore, our Report on Form 10-Q for the quarterly period ended Feb. 28, 2005, reported the results of operations of our environmental technologies businesses as discontinued operations for the three months and six months ended Feb. 28, 2005, and for the comparable periods in the prior year, in accordance with SFAS 144.

The same reclassification for discontinued operations is required by SFAS 144 for previously issued financial statements and related information that were included in our most recently filed Form 10-K, should we incorporate that Form 10-K by reference into any of our filings under the Securities Act of 1933 ("1933 Act filings"). Also, in this Current Report on Form 8-K we reclassified the results of operations of our environmental technologies businesses as discontinued operations for the three months ended Nov. 30, 2004, and Nov. 30, 2003, included in our Report on Form 10-Q for the quarterly period ended Nov. 30, 2004. Therefore, in this Current Report on Form 8-K, we have updated the consolidated financial information that was included in our Form 10-K for the fiscal year ended Aug. 31, 2004, and our Form 10-Q for the quarterly period ended Nov. 30, 2004, to reflect the environmental technologies businesses as discontinued operations and other revisions described below. This report includes our recasted audited Statement of Consolidated Operations for the fiscal year ended Aug. 31, 2004, the eight months ended Aug. 31, 2003, and the calendar years ended Dec. 31, 2002 and 2001, and our recasted unaudited Statement of Consolidated Operations for the three months ended Nov. 30, 2004, and Nov. 30, 2003. In addition, this Current Report includes the respective Selected Financial Data, and Management's Discussion and Analysis of Financial Condition and Results of Operations, revised to be consistent with the recasted Statements of Consolidated Operations.

The revisions are reflected in the following sections of our Form 10-K for the fiscal year ended Aug. 31, 2004:

      -  Part II, Item 6. Selected Financial Data;

      - Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and

      -  Part II, Item 8. Financial Statements and Supplementary Data.

The revisions are reflected in the following sections of our Form 10-Q for the quarterly period ended Nov. 30, 2004:

      -  Part I, Item 1. Financial Statements; and

      - Part I, Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

The SFAS 144 treatment reflected in these recasted consolidated financial statements had no effect on the net income available to common stockholders and did not have a material effect on the company's results of operations or financial condition.

The recasted consolidated financial information is attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2. The information contained in this filing has been revised for the treatment of the environmental technologies businesses as discontinued operations. Because we are recasting the Form 10-K for the fiscal year ended Aug. 31, 2004, and the Form 10-Q for the quarterly period ended Nov. 30, 2004, for discontinued operations, we have also incorporated changes to conform the presentation of this consolidated financial information to the form presented in our Form 10-Q for the quarterly period ended Feb. 28, 2005, filed with the Securities and Exchange Commission (the "SEC") on April 11, 2005, and certain other changes in presentation. The revised sections of our Form 10-K for the fiscal year ended Aug. 31, 2004, and our Form 10-Q for the quarterly period ended Nov. 30, 2004, included in this Current Report on Form 8-K have not been otherwise updated for events occurring after the date of our consolidated financial statements, which were originally presented in our Report on Form 10-K for the fiscal year ended Aug. 31, 2004, filed on Nov. 3, 2004, and our Report on Form 10-Q for the quarterly period ended Nov. 30, 2004, filed on Jan. 10, 2005. This Current Report on Form 8-K should be read in conjunction with our Reports on Form 10-Q for the quarters ended Nov. 30, 2004 (except Part I, which is contained in this Current Report), and Feb. 28, 2005, and our other Current Reports on Form 8-K for disclosure of other information.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

      23    Consent of Deloitte & Touche LLP.

      99.1 Revised Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements and Supplementary Data for the fiscal year ended Aug. 31, 2004, the eight months ended Aug. 31, 2003, and the calendar years ended Dec. 31, 2002 and 2001 (Part II -- Items 6, 7 and 8 of the Report on Form 10-K for the fiscal year ended Aug. 31, 2004, filed with the SEC on Nov. 3, 2004).

      99.2 Revised Financial Statements, and Management's Discussion and Analysis of Financial Condition and Results of Operations for the three months ended Nov. 30, 2004, and Nov. 30, 2003 (Part I -- Items 1 and 2 of the Report on Form 10-Q for the quarterly period ended Nov. 30, 2004, filed with the SEC on Jan. 10, 2005).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   MONSANTO COMPANY
                                                     (Registrant)

                                                   By: /s/ RICHARD B. CLARK
                                                       -------------------------
                                                   Richard B. Clark
                                                   Vice President and Controller

Date: May 23, 2005

EXHIBIT INDEX

EXHIBIT
NO.         DESCRIPTION

23          Consent of Deloitte & Touche LLP.

99.1 Revised Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements and Supplementary Data for the fiscal year ended Aug. 31, 2004, the eight months ended Aug. 31, 2003, and the calendar years ended Dec. 31, 2002 and 2001 (Part II -- Items 6, 7 and 8 of the Report on Form 10-K for the fiscal year ended Aug. 31, 2004, filed with the SEC on Nov. 3, 2004).

                                  INDEX TO EXHIBIT 99.1                                  PAGE NUMBER
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
Selected Financial Data                                                                       1

Management's Discussion and Analysis of Financial Condition and Results of Operations         3

Consolidated Financial Statements and Supplementary Data                                     41

99.2 Revised Financial Statements, and Management's Discussion and Analysis of Financial Condition and Results of Operations for the three months ended Nov. 30, 2004, and Nov. 30, 2003 (Part I -- Items 1 and 2 of the Report on Form 10-Q for the quarterly period ended Nov. 30, 2004, filed with the SEC on Jan. 10, 2005).

                                INDEX TO EXHIBIT 99.2                                       PAGE NUMBER
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
Financial Statements                                                                              1

Management's Discussion and Analysis of Financial Condition and Results of Operations            19